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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 26, 2004

                                  SCHAWK, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ----------------------------

            DELAWARE                     1-09335               36-2545354
  (State or other jurisdiction  (Commission file number)   (I.R.S. employer
       of incorporation)                                  identification no.)

              1695 RIVER ROAD
              DES PLAINES, IL                                    60018
  (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (847) 827-9494

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On October 26, 2004, Schawk, Inc. (the "Company") announced its earnings results for the quarter ended September 30, 2004. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SCHAWK, INC.

Date: October 26, 2004                 By: /s/ A. Alex Sarkisian
                                          --------------------------------------
                                       A. Alex Sarkisian
                                       Executive Vice President, Chief Operating
                                       Officer and Corporate Secretary

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                                INDEX TO EXHIBITS

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Exhibit
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
 99.1      Press Release dated October 26, 2004
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